Exhibit 99.1
AMENDMENT NO. 4 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT is dated as of October 25, 2005 (this “Amendment”) among the following:
     (i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the “Company”);
     (ii) the Foreign Subsidiary Borrowers party to the Credit Agreement, as hereinafter defined;
     (iii) the Lenders party to the Credit Agreement; and
     (iv) NATIONAL CITY BANK, a national banking association, as a Lender, the Collateral Agent and the Administrative Agent under the Credit Agreement (in such latter capacity, the “Administrative Agent”).
     PRELIMINARY STATEMENTS:
     (1) The Company, the Foreign Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of May 1, 2002 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein having the meanings provided in the Credit Agreement).
     (2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.
     NOW, THEREFORE, the parties hereby agree as follows:
     Section 1 Amendments.
          1.1 Amendment to Section 8.1(d) — Budgets and Forecasts. Section 8.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (d) Budgets and Forecasts. Not later than 30 days prior to the commencement of any fiscal year of the Company and its Subsidiaries (or, in the case of the 2006 fiscal year, not later than February 15, 2006), a consolidated budget in reasonable detail for each of the four fiscal quarters of such fiscal year, and (if and to the extent prepared by management of the Company) for any subsequent fiscal years, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the forecasted balance sheet, income statement, operating cash flows and capital expenditures of the Company and its Subsidiaries for the period covered thereby, and the principal assumptions upon which forecasts and budget are based.
          1.2 Amendment to Section 9.7 — Leverage Ratio. Section 9.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     Section 9.7. Leverage Ratio. The Company will not at any time permit its Leverage Ratio for any Testing Period to exceed the ratio specified below:

Testing Period	Ratio
June 30, 2002	5.00 to 1.00
September 30, 2002	4.75 to 1.00
December 31, 2002	4.50 to 1.00
March 31, 2003	4.50 to 1.00
June 30, 2003	4.50 to 1.00
September 30, 2003	4.25 to 1.00
December 31, 2003	3.85 to 1.00
March 31, 2004	3.75 to 1.00
June 30, 2004	3.75 to 1.00
September 30, 2004	3.50 to 1.00
December 31, 2004	3.25 to 1.00
March 31, 2005	3.25 to 1.00
June 30, 2005	3.25 to 1.00
September 30, 2005	4.25 to 1.00
December 31, 2005	4.25 to 1.00
March 31, 2006 and thereafter	3.25 to 1.00
          1.3 Amendment to Section 9.8 — Interest Coverage Ratio. Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     9.8 Interest Coverage Ratio. The Company will not permit its Interest Coverage Ratio for any Testing Period to be less than the ratio specified below:

Testing Period	Ratio
June 30, 2002	1.65 to 1.00
September 30, 2002	1.65 to 1.00
December 31, 2002	1.75 to 1.00
March 31, 2003	1.75 to 1.00
June 30, 2003	2.00 to 1.00
September 30, 2003	2.00 to 1.00
December 31, 2003	2.25 to 1.00
March 31, 2004	2.25 to 1.00
June 30, 2004	2.50 to 1.00
September 30, 2004	2.75 to 1.00
December 31, 2004	2.75 to 1.00
March 31, 2005	2.75 to 1.00
June 30, 2005	2.25 to 1.00
September 30, 2005	2.25 to 1.00
December 31, 2005	1.75 to 1.00
March 31, 2006	2.25 to 1.00
June 30, 2006	2.25 to 1.00
September 30, 2006	2.50 to 1.00
December 31, 2006	2.50 to 1.00
March 31, 2007 and thereafter	3.00 to 1.00

     Section 2 Additional Agreements. The Company hereby agrees with the Administrative Agent and the Lenders that, during the period commencing on the date hereof through and including March 31, 2006, notwithstanding Section 9.14 of the Credit Agreement to the contrary, the Company shall not repay, prepay, redeem or acquire for value any of its Public Notes.
     Section 3 Representations and Warranties.
     The Company represents and warrants as follows:
          3.1 Authorization and Validity of Amendment. This Amendment has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by a duly authorized officer of the Company, and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.
          3.2 Representations and Warranties. The representations and warranties of the Credit Parties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.
          3.3 No Event of Default. Upon giving effect to this Amendment, no Default or Event of Default exists or hereafter will begin to exist.
          3.4 Compliance. Each Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.
          3.5 No Claims. No Credit Party is aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.
     Section 4 Ratifications.
     Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

     Section 5 Binding Effect.
     This Amendment shall become effective on the date first set forth above (the “Amendment Effective Date”), subject to the satisfaction of the following conditions:
     (a) the Company, each other Borrower (if any), the Administrative Agent and the Required Lenders shall have delivered an executed counterpart of this Amendment to the Administrative Agent;
     (b) the Company shall have caused each Subsidiary Guarantor to consent and agree to and acknowledge the terms of this Amendment;
     (c) the representations and warranties of the Company made herein shall be true and correct on and as of the date hereof;
     (d) the Company shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection therewith;
     (e) the Company shall have paid to the Administrative Agent for the benefit of itself and the Lenders approving this Amendment an amendment fee of 12.5 basis points on each such approving Lender’s Revolving Commitment; and
     (f) the Company shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent and the Lenders.
     Section 6 Miscellaneous.
          6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
          6.2 Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
          6.3 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

          6.4 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio without regard to conflicts of law provisions.
          6.5 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
          6.6 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.
          6.7 Waiver of Claims. The Company, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any Credit Party of which the Company is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
          6.8 Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.
[Remainder of page intentionally left blank.]

          6.9 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STONERIDGE, INC.

By:	/s/ Gerald V. Pisani

Name:	Gerald V. Pisani

Title:	President and Chief Executive Officer

NATIONAL CITY BANK,
as a Lender and the Administrative Agent

By:	/s/ Marguerite Burtzlaff

Name:	Marguerite Burtzlaff

Title:	Senior Vice President

[ADDITIONAL SIGNATURE PAGES FOLLOW]

Signature Page to Amendment No. 4
U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Christine C. Gencer

Name:	Christine C. Gencer

Title:	Vice President

U.S. Bank, National Association
Signature Page to Amendment No. 4 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 4
FIFTH THIRD BANK

By:	/s/ Tom Murray

Name:	Tom Murray

Title:	Vice President

Fifth Third Bank
Signature Page to Amendment No. 4 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 4
DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Evelyn Lazala

Name:	Evelyn Lazala

Title:	Vice President

By:	/s/ Susan LeFevre

Name:	Susan LeFevre

Title:	Director

Deutsche Bank Trust Company Americas
Signature Page to Amendment No. 4 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 4
PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph G. Moran

Name:	Joseph G. Moran

Title:	Managing Director

PNC Bank, N.A.
Signature Page to Amendment No. 4 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 4
COMERICA BANK

By:	/s/ Chris Stergiadis

Name:	Chris Stergiadis

Title:	Assistant Vice President

Comerica Bank
Signature Page to Amendment No. 4 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

GUARANTOR ACKNOWLEDGMENT
     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 4 to the Credit Agreement. Each of the undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. Each of the undersigned further agrees that the obligations of the each of the undersigned pursuant to the Subsidiary Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.
     Each of the undersigned hereby waives and releases the Administrative Agent and the Lenders and the respective directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

STONERIDGE CONTROL DEVICES, INC.		STONERIDGE ELECTRONICS, INC.

By:	/s/ Gerald V. Pisani	By:	/s/ Gerald V. Pisani

Name:	Gerald V. Pisani	Name:	Gerald V. Pisani

Title:	Director	Title:	Director

STONERIDGE, INC.
as a Borrower
THE FOREIGN SUBSIDIARY BORROWERS
party thereto
THE LENDERS NAMED THEREIN
as Lenders
NATIONAL CITY BANK
as a Lender, a Joint Lead Arranger
the Administrative Agent and the Collateral Agent
DEUTSCHE BANK SECURITIES, INC.
as a Joint Lead Arranger
COMERICA BANK and
PNC BANK, NATIONAL ASSOCIATION
as the Co-Documentation Agents

AMENDMENT NO. 4
dated as of October 25, 2005
to
the CREDIT AGREEMENT,
dated as of
May 1, 2002